Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted

pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, Mogens C. Bay, Chairman and Chief Executive Officer of Valmont Industries, Inc. (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the year ended December 30, 2006 (the “Report”).

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge that:

1.                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 26th day of February 2007.

/s/ Mogens C. Bay
Mogens C. Bay
Chairman and Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted

pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, Terry J. McClain, Senior Vice President and Chief Financial Officer of Valmont Industries, Inc. (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the year ended December 30, 2006 (the “Report”).

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge that:

3.                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 26th day of February,  2007.

/s/ Terry J. McClain
Terry J. McClain
Senior Vice President and Chief Financial Officer